BLACKSTONE REAL ESTATE INCOME FUND II

Supplement No. 1, dated November 25, 2015, to the

Prospectus, dated April 17, 2015, for Common Shares of Beneficial Interest

Management Fee Waiver

As described in the prospectus, the Investment Manager had voluntarily reduced its management fee to an annualized rate of 0.75% of the Fund’s or the Master Fund’s Managed Assets, as the case may be, from October 1, 2014 until December 31, 2015. The Investment Manager has voluntarily continued this partial management fee waiver until December 31, 2016 (which may be extended, terminated or modified at any time by the Investment Manager in its sole discretion). As a result, all references in the prospectus in this context to December 31, 2015 are amended to refer to December 31, 2016.

Please retain this supplement for future reference.